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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2006

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA
(State or other jurisdiction
of incorporation or organization)
1-7160
(Commission File Number)
31-1101097
(I.R.S. Employer
Identification No.)



2831 Dexter Drive, Elkhart, Indiana
          (Address of Principal Executive Offices)
46514
(Zip Code)

(574) 262-0123
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?
Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02	REULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2006, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the company's operating results for the fourth quarter ended December 31, 2005.

ITEM 7.01.  REGULATION FD DISCLOSURE

See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this
Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(d)	The following exhibit is furnished as a part of this Report:


		99.1	Press Release dated January 30, 2006

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SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						COACHMEN INDUSTRIES, INC.


Date:  Janaury 30, 2006				By:   /s/ Richard M. Lavers
   	                                 Richard M. Lavers,
Executive Vice President,
General Counsel and Secretary











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